UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 20, 2001

                                  OXiGENE, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    0-21990                  13-3679168
      (State or other        (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                     Identification No.)
      incorporation)

                  321 ARSENAL STREET
                    WATERTOWN, MA                                02472
       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (617) 673-7800

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events and Regulation FD Disclosure.

          On August 20, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, providing an interim update on OXiGENE, Inc.'s (the "Company") collaboration with Bristol-Myers Squibb to develop Combretastatin compounds as anti-tumor agents. On August 20, 2001, the Company also issued a press release, a copy of which is attached hereto as
Exhibit 99.2, announcing that the Company would conduct a conference call on August 20, 2001, to comment on the development of Combretastatin as an anti-tumor agent (the "Conference Call"). A transcript of the Conference Call is attached hereto as Exhibit 99.3.


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Item 7.   Financial Statements and Exhibits.

          (c) The following exhibits are filed with this report:

Exhibit Number                             Description
--------------                             -----------

      99.1       Press release of Registrant dated August 20, 2001.

      99.2       Press release of Registrant dated August 20, 2001.

      99.3 Transcript of conference call conducted by Registrant on August 20, 2001.


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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OXiGENE, INC.


                                         By:  /s/  Frederick Driscoll
                                            -----------------------------------
                                            Name:   Frederick Driscoll
                                            Title:  President of Operations and
                                                    Finance

Dated: August 22, 2001


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


                                  EXHIBIT INDEX

Exhibit Number                             Description
--------------                             -----------

      99.1       Press release of Registrant dated August 20, 2001.

      99.2       Press release of Registrant dated August 20, 2001.

      99.3 Transcript of conference call conducted by Registrant on August 20, 2001.


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